MERRIMAC SERIES
                              Merrimac Cash Series
                             Merrimac Prime Series
                            Merrimac Treasury Series
                         Merrimac Treasury Plus Series
                        Merrimac U.S. Government Series
                           Merrimac Municipal Series

                                 Premium Class
                                 Reserve Class
                              Institutional Class
                                 Adviser Class
                                Investment Class

       SUPPLEMENT DATED NOVEMBER 14, 2003 TO PROSPECTUS DATED MAY 1, 2003

Effective November 14, 2003 each Prospectus of the Merrimac Series (the "Trust") dated May 1, 2003 is hereby supplemented and amended as follows:

THE FIRST PARAGRAPH UNDER THE HEADING "REDEMPTIONS" ON PAGE 20 OF EACH PROSPECTUS IS REMOVED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

Shareholders may redeem all or a portion of their shares on any Business Day. Shares will be redeemed at the NAV next determined after Investors Bank has received a proper notice of redemption as described below. If notice of redemption is received prior to the times set forth below on a Business Day, the redemption will be effective on the date of receipt. Proceeds of the redemption will ordinarily be made by wire on the date of receipt.